     THE UNIVERSAL INSTITUTIONAL FUND, INC. - U.S. MID CAP VALUE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009

                                                           AMOUNT OF    % OF
                                   OFFERING      TOTAL       SHARES   OFFERING % OF FUNDS
   SECURITY     PURCHASE/  SIZE OF PRICE OF    AMOUNT OF   PURCHASED PURCHASED    TOTAL
   PURCHASED   TRADE DATE OFFERING  SHARES     OFFERING     BY FUND   BY FUND    ASSETS       BROKERS   PURCHASED FROM
-------------- ---------- -------- -------- -------------- --------- --------- ---------- ------------- --------------

   American     04/01/09     --     $24.500 $1,470,000,000   31,030    0.05%      0.38%       Credit   CSFB
   Electric                                                                                  Suisse,
Power Co. Inc.                                                                               Barclays
                                                                                             Capital,
                                                                                            Citi, J.P.
                                                                                              Morgan,
                                                                                              Morgan
                                                                                             Stanley,
                                                                                             Goldman
                                                                                           Sachs & Co.,
                                                                                               UBS
                                                                                            Investment
                                                                                              Bank,
                                                                                             Wachovia
                                                                                           Securities,
                                                                                             ABN AMRO
                                                                                          Incorporated,
                                                                                             KeyBanc
                                                                                              Capital
                                                                                             Markets,
                                                                                            Mitsubishi
                                                                                               UFJ
Securities      05/12/09     --     $20.000 $1,500,000,000   31,000    0.04%      0.27%      Goldman,  Goldman Sachs
    BB & T                                                                                 Sachs & Co.,
 Corporation                                                                               J.P. Morgan,
                                                                                              Morgan
                                                                                             Stanley,
                                                                                          BB&T Capital
                                                                                             Markets
   SunTrust     06/01/09     --     $13.000 $1,404,000,000    6,200     0.00%     0.03%      Goldman,   Goldman Sachs
  Banks Inc.                                                                              Sachs & Co.,
                                                                                             Morgan
                                                                                             Stanley,
                                                                                             Sandler
                                                                                             O'Neil &
                                                                                            Partners,
                                                                                              L.P.,
                                                                                             SunTrust
                                                                                             Robinson
                                                                                             Humphrey